UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 18, 2020 (the “Effective Date”), Mayer Hoffman McCann P.C. (“MHM”) notified the board of directors of Verus International, Inc. (the “Company”) that it had resigned as the Company’s independent registered public accounting firm. Since MHM’s engagement on January 14, 2020 (the “Engagement Date”), MHM did not issue any audit report on the Company’s financial statements.

From the Engagement Date through the Effective Date, except as discussed in the following paragraph, there were no disagreements between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement in connection with any report MHM would have provided to the Company. Furthermore from the Engagement Date through the Effective Date, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K) for the Company.

The Company and MHM had certain unresolved discussions on whether, and how, to correct prior period financial statements for the following errors:

a.	Unrecorded stock-based compensation, and
b.	Classification of equity instruments (including conversion features, warrants, and stock compensation warrants) subsequent to the Company having an insufficient number of authorized shares to settle certain equity classified instruments.

Although MHM did not complete its audit prior to the Effective Date, MHM believes the errors are material to the prior period financial statements, including the annual and interim periods affected, and therefore, should be corrected by restating the financial statements previously filed (e.g., via a Form 10-K/A and Form 10-Q/A). Additionally, the Company and MHM had certain unresolved discussions on the sufficiency of documentation necessary to support amounts recorded in the current period financial statements.

The Company has authorized MHM to respond fully to the inquiries of any successor accountant of the Company concerning the subject matter of the foregoing.

The Company has provided a copy of the foregoing disclosures to MHM and requested MHM to provide the Company with a letter indicating whether or not MHM agrees with such disclosures. A copy of the letter, dated February 24, 2020 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
16.1	Letter from Mayer Hoffman McCann P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: February 24, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer